   As filed with the Securities and Exchange Commission on February 10, 2000

                                                      Registration No. 333-
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                               -----------------

                               LANTE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                    7379                    36-3322393
     (State or Other          (Primary Standard           (I.R.S. Employer
     Jurisdiction of              Industrial             Identification No.)
     Incorporation or      Classification Code No.)
      Organization)

   161 North Clark Street, Suite 4900, Chicago, Ilinois 60601, (312) 696-5000 (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                C. Rudy Puryear
                     President and Chief Executive Officer
  161 North Clark Street, Suite 4900, Chicago, Illinois 60601, (312) 696-5000 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

     Howard S. Lanznar, Esq.        William J. Whelan, III, Esq.
      Jeffrey R. Patt, Esq.           Cravath, Swaine & Moore
       Katten Muchin Zavis                Worldwide Plaza
525 West Monroe Street, Suite 1600       825 Eighth Avenue
     Chicago, Illinois 60661          New York, New York 10019
          (312) 902-5200                   (212) 474-1000

                               -----------------

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-92373
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                Proposed Maximum
                    Title of Each Class of                          Aggregate           Amount of
                 Securities to be Registered                    Offering Price(1)   Registration Fee
----------------------------------------------------------------------------------------------------
Common Stock, $.01 par value..................................     $4,600,000            $1,215
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
                                ---------------

  The Registration Statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Rule 462(b) under the Securities Act of 1933.

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--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement is being filed with the Securities and Exchange Commission (the "SEC") by Lante Corporation (the "Company") pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. This Registration Statement hereby incorporates by reference the contents of the Company's Registration Statement on Form S-1 (Registration No. 333-92373), including the exhibits thereto, relating to the offering of up to $87,400,000 in proposed maximum aggregate offering price of the Company's common stock, par value $0.01 per share.

                                 CERTIFICATION

   We hereby certify to the SEC that we have instructed our bank to pay the SEC the filing fee of $1,215 for the shares of common stock being registered hereby as soon as practicable (but in any event no later than the close of business on February 11, 2000); that we will not revoke such instructions; that we have sufficient funds in the relevant account to cover the amount of the filing fee; and that we undertake to confirm receipt of such instructions by the bank on February 11, 2000.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois on the 10th day of February, 2000.

                                          Lante Corporation

                                                    /s/ Brian Henry
                                          By: _________________________________
                                                        Brian Henry
                                            Executive Vice President and Chief
                                                     Financial Officer

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 10, 2000.

                 Signature                                Title
                 ---------                                -----

                  *                    Chairman of the Board of Directors
______________________________________
              Mark Tebbe

                  *                    Chief Executive Officer, President and
______________________________________  Director (Principal Executive Officer)
           C. Rudy Puryear

          /s/ Brian Henry              Executive Vice President and Chief
______________________________________  Financial Officer (Principal Financial
             Brian Henry                Officer)

                  *                    Controller (Principal Accounting Officer)
______________________________________
           William J. Davis

                  *                    Director
______________________________________
             Paul Carbery

                  *                    Director
______________________________________
             James Cowie

                  *                    Director
______________________________________
           Judith Hamilton

                  *                    Director
______________________________________
              John Kraft

                  *                    Director
______________________________________
             John Landry

                  *                    Director
______________________________________
             John Oltman

                  *                    Director
______________________________________
            Paul Yovovich

         /s/ Brian Henry
*By________________________________
  Brian Henry As Attorney-in-fact

                                 EXHIBIT INDEX

 EXHIBIT DESCRIPTION
 ------- -----------
 23      Consent of PricewaterhouseCoopers LLP
 24      Power of Attorney (incorporated by reference to Exhibit 24 to the
         Company's Registration Statement on Form S-1, Registration No. 333-
         92373)